UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2014

SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in its Charter)

Florida	000-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, Florida		34994
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (772) 287-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 13, 2014, Seacoast Banking Corporation of Florida (the “Company”) and CapGen Capital Group III (“CapGen”), a Delaware limited partnership, entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) as expeditiously as reasonably possible upon the receipt of a written request from the holder of the securities sold pursuant to the definitive Stock Purchase Agreement, dated as of November 6, 2013, as amended, between the Company and CapGen (the “Stock Purchase Agreement”) (a copy of which was filed with the SEC on November 7, 2013, as Exhibit 10.2 to the Company’s Current Report on Form 8-K) if such request covers (i) at least 25% of the then outstanding shares of common stock owned by the holder or (ii) a lesser percent if the anticipated aggregate offering price based on the then-current market prices, net of underwriting discounts and commissions, would exceed $6,250,000 and the lock-up period in connection with the Company’s registered direct offering has expired by its terms at the end of the day on February 4, 2014, subject to certain limitations set forth in the Registration Rights Agreement. Furthermore, the Company agreed to use its reasonable best efforts to file with the SEC by April 30, 2014 a registration statement to cover the resale of the shares of common stock held by the holders, unless such shares may then be sold in certain exempt transactions without volume limitations, and subject to certain other limitations set forth in the Registration Rights Agreement. A copy of the Registration Rights Agreement is filed with the Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement filed as Exhibit 10.1 hereto.

Item 8.01.	Other Events.

On January 13, 2014, the Company issued a press release announcing the completion of the previously announced sale to CapGen of $25 million of the Company’s common stock pursuant to the Stock Purchase Agreement entered into in connection with the Company’s $75 million offering of common stock in November 2013.

A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Registration Rights Agreement, dated as of January 13, 2014, by and between Seacoast Banking Corporation of Florida and CapGen Capital Group III LP.

99.1	Press Release dated January 13, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

By:	/s/ Dennis S. Hudson, III
Dennis S. Hudson, III
Chairman and Chief Executive Officer

Date: January 13, 2014